Exhibit 99.1

Net 1 UEPS Technologies, Inc. Announces Second Quarter Results

Johannesburg, South Africa (February 7, 2007) –Net 1 UEPS Technologies, Inc. (“Net1” or the “Company”) (Nasdaq: UEPS) today announced results for the second quarter of fiscal 2007.

Results

Three months ended December 31, 2006 and 2005

	GAAP Q2 2007	Fundamental Q2 2007 (1)	GAAP and Fundamental Q2 2006	GAAP Variance %	Fundamental Variance %
Net income (US$’000)	12,823	15,393	13,932	(8)%	10%

Earnings per share, basic (US cents)	22.5	27.0	24.6	(9)%	10%

Revenue (US$’000)	49,571	49,571	47,429	5%	5%

(1) - Fundamental net income and earnings per share is GAAP net income and earnings per share excluding the effects related to the amortization of acquisition-related intangible assets, net of deferred taxes, non-tax deductible expenses related to the transaction that the Company ultimately decided not to pursue discussed below and stock-based compensation charges)

Since the Company’s reporting currency is the U.S. dollar (“USD”) but its functional currency is the South African rand (“ZAR”), and due to the significant impact of currency fluctuations between the USD and the ZAR on the Company’s results of operations, the Company also analyzes its results of operations in ZAR to assist investors in understanding the changes in the underlying trends of its business. During the three and six months ended December 31, 2006, the ZAR was significantly weaker against the USD than during the same periods in the prior year. The impact of these changes on results of operations is shown under the column “Change” in the tables of key metrics included at the end of this press release. In addition, results for the three and six months ended December 31, 2005, were favourably impacted by hardware sales to Nedbank Limited of $3.4 million (ZAR 22.6 million) and $5.6 million (ZAR 36.5 million), respectively.

	GAAP Q2 2007	Fundamental Q2 2007	GAAP and Fundamental Q2 2006	GAAP Variance %	Fundamental Variance %
Net income (ZAR’000)	93,852	112,663	91,649	2%	23%

Earnings per share, basic (ZAR cents)	164.9	197.9	161.8	2%	22%

Revenue (ZAR’000)	362,800	362,800	312,000	16%	16%

Six months ended December 31, 2006 and 2005

	GAAP YTD 2007	Fundamental YTD 2007	GAAP and Fundamental YTD 2006	GAAP Variance %	Fundamental Variance %
Net income (US$’000)	27,895	31,388	27,111	3%	16%

Earnings per share, basic (US cents)	49.0	55.1	48.1	2%	15%

Revenue (US$’000)	102,497	102,497	93,316	10%	10%

	GAAP YTD 2007	Fundamental YTD 2007	GAAP and Fundamental YTD 2006	GAAP Variance %	Fundamental Variance %
Net income (ZAR’000)	202,655	228,013	177,313	14%	29%

Earnings per share, basic (ZAR cents)	356.0	400.5	314.6	13%	27%

Revenue (ZAR’000)	744,600	744,600	610,300	22%	22%

Use of Non-GAAP measures

On July 3, 2006, the Company acquired Prism Holdings Limited (“Prism”) and has combined its results with those of the Company. Effective October 1, 2006, Prism acquired the remaining 25.1% of EasyPay (Pty) Ltd (“EasyPay”). Under United States generally accepted accounting principles (“GAAP”), the Company is required to fair value all intangible assets on the date of acquisition and amortize these intangible assets over their expected useful lives. In addition, under GAAP, the Company is required to measure the fair value of options granted to Prism employees and other employees and recognize a stock-based compensation charge over the requisite service period. The Company’s results for the three and six months ended December 31, 2006 also include expenses relating to a potential acquisition that the Company ultimately determined not to pursue. The Company’s net income and earnings per common share and linked unit for the three and six months ended December 31, 2006 includes the expenses related to this potential acquisition, amortization of Prism and EasyPay intangibles acquired as well as the stock-based compensation charge related to options granted to Prism employees and other employees. Attachment C presents a reconciliation between GAAP net income and earnings per common share and linked unit and measures of fundamental net income and fundamental earnings per common share and linked unit.

Management believes that these adjustments to net income and earnings per common share and linked unit enhance the Company’s evaluation of its performance. Therefore, the Company excludes these items from GAAP net income and earnings per common share and linked unit in calculating fundamental net income and earnings per common share and linked unit.

Financial results excluding Prism

The Company’s consolidated financial results excluding Prism’s consolidated financial results are attached as Attachment B.

Second Quarter Highlights

  $185.2 million in transactions were processed through the Company’s merchant acquiring system in the second quarter of fiscal 2007, compared to $118.4 million in the second quarter of fiscal 2006. During the three months ended December 31, 2006, 2,788,529 grants were paid through the Company’s terminal base, compared to 1,496,384 during the three months ended December 31, 2005;
  4,145 terminals were in use at 2,443 participating UEPS retail locations as of December 31, 2006, compared with 3,929 terminals in use at 2,366 locations as of December 31, 2005. These numbers were comparable to June 30, 2006. The number of transactions processed per terminal increased from 379 during the three months ended December 31, 2005, to 671 during the three months ended December 31, 2006;
  UEPS transaction-based activities effected 11.3 million payments during the second quarter of fiscal 2007, a 9% increase over the number of payments effected during the second quarter of fiscal 2006;
  A total of 3,790,813 UEPS smart card-based accounts were active at December 31, 2006, compared to 3,497,664 active accounts at December 31, 2005;
  Prism acquired the remaining 25.1% of the issued and outstanding ordinary share capital of EasyPay effective October 1, 2006 for approximately $8.8 million; and
  EasyPay processed 117,626,419 transactions and generated an average fee per transaction of $0.03.

Comments and Outlook

“I am very pleased with our performance for the second quarter and our recent successes which resulted in the finalization of our banking license, the signing of VTU contracts in Colombia and Vietnam and the 15 month extension of all our pension and welfare contracts,” said Dr. Serge Belamant, Chairman and CEO of Net1. “I am especially pleased with the momentum we have gained in our international development with national tender submissions in both Nigeria and Ghana and new initiatives in Iraq and Indonesia. The need for our merchant acquiring system continues to be apparent with more than 20% growth in the number of beneficiaries serviced through this system since the November pay cycle. The refocusing of our Prism activities is starting to show potential in both the SIM and the bill payments markets. I therefore see no reason at this stage to review our earnings guidance for 2007,” he concluded.

Conference call

Net1 will host a conference call to review second quarter results on February 8, 2007 at 9:30 a.m EST. To participate in the call, dial 1-800-860-2442 (U.S. only), 1-866-519-5086 (Canada only), 0-800-917-7042 (U.K. only) or 0-800-200-648 (South Africa only) five minutes prior to the start of the call. The passcode is “Net1”. The call will also be webcast on the Net1 homepage, www.net1ueps.com. Please click on the webcast link at least 10 minutes prior to the call. A replay of the call may be accessed through the Net1 website through March 1, 2007.

As disclosed in previous press announcements we plan to provide additional information on SmartSwitch Nigeria Limited and the banking license announcement and our wage strategy.

About Net1 (www.net1ueps.com)

Net1 provides its universal electronic payment system, or UEPS, as an alternative payment system for the unbanked and under-banked populations of developing economies. The Company believes that it is the first company worldwide to implement a system that can enable the estimated four billion people who generally have limited or no access to a bank account to enter affordably into electronic transactions with each other, government agencies, employers, merchants and other financial service providers. To accomplish this, the Company has developed and deployed the UEPS. This system uses secure smart cards that operate in real-time but offline, unlike traditional payment systems offered by major banking institutions that require immediate access through a communications network to a centralized computer. This offline capability means that users of Net1’s system can enter into transactions at any time with other cardholders in even the most remote areas so long as a portable offline smart card reader is available. In addition to payments and purchases, Net1’s system can be used for banking, health care management, international money transfers, voting and identification.

The Company also focuses on the development and provision of secure transaction technology, solutions and services. The Company’s core competencies around secure online transaction processing, cryptography and integrated circuit card (chip/smart card) technologies are principally applied to electronic commerce transactions in the telecommunications, banking, retail, petroleum and utilities market sectors. These technologies form the cornerstones of the “trusted transactions” environment of Prism, a South African based subsidiary of the Company, and provide the Company with the building blocks for developing secure end-to-end payment solutions.

This announcement contains forward-looking statements pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, implied or inferred by these forward-looking statements, such as implementation of the Company’s Prism strategy, product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, development difficulties, foreign currency risks, costs of capital, the ability to consummate and integrate acquisitions, and other risks detailed in the Company’s SEC filings. The Company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Contact William Espley at Net1 Investor Relations at:
Telephone: (604) 484-8750
Toll Free: 1-866-412-NET1 (6381)

NET 1 UEPS TECHNOLOGIES, INC.
Unaudited Condensed Consolidated Statements of Operations

	Three months ended		Six months ended
	December 31,		December 31,
	2006	2005	2006	2005
	(In thousands, except per share data)		(In thousands, except per share data)
REVENUE	$49,571 $	47,429	$102,497	$93,316
EXPENSE
COST OF GOODS SOLD, IT PROCESSING,
SERVICING AND SUPPORT	10,926	12,908	24,245	24,727
GENERAL AND ADMINISTRATION	15,690	11,956	29,175	22,612
DEPRECIATION AND AMORTIZATION	2,813	1,365	5,760	2,903
COSTS RELATED TO PUBLIC OFFERING AND
NASDAQ LISTING	-	27	-	1,504
OPERATING INCOME	20,142	21,173	43,317	41,570
INTEREST INCOME, net	1,186	1,343	2,058	2,246
INCOME BEFORE INCOME TAXES	21,328	22,516	45,375	43,816
INCOME TAX EXPENSE	8,690	8,577	17,530	16,988
NET INCOME FROM CONTINUING OPERATIONS
BEFORE MINORITY INTEREST AND EARNINGS
FROM EQUITY ACCOUNTED INVESTMENTS	12,638	13,939	27,845	26,828
MINORITY INTEREST	-	-	205	-
EARNINGS FROM EQUITY ACCOUNTED
INVESTMENTS	185	(7)	255	283
NET INCOME	$12,823	$13,932	$27,895	$27,111
Net income per share
Basic earnings, in cents – common stock and linked
units	22.5	24.6	49.0	48.1
Diluted earnings, in cents – common stock and
linked units	22.3	24.2	48.5	47.4

NET 1 UEPS TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheets

	Unaudited	A
	December 31,	June 30,
	2006	2006
	(In thousands, except share data)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$127,902	$189,735
Pre-funded social welfare grants receivable	34,110	17,223
Accounts receivable, net of allowances of – December: $542; June: $159	15,927	21,219
Finance loans receivable, net of allowances of – December: $4,232; June: $3,448	7,596	6,713
Deferred expenditure on smart cards	470	656
Inventory	5,814	1,935
Deferred income taxes	8,335	3,237
Total current assets	200,154	240,718
LONG TERM RECEIVABLE	967	946
PROPERTY, PLANT AND EQUIPMENT, NET OF ACCUMULATED
DEPRECIATION OF – December: $25,754; June: $16,543	8,135	3,757
EQUITY ACCOUNTED INVESTMENTS	5,412	4,986
GOODWILL	86,134	13,923
INTANGIBLE ASSETS, NET OF ACCUMULATED AMORTIZATION OF –
December: $10,350; June: $6,549	35,124	5,649
TOTAL ASSETS	335,926	269,979
LIABILITIES
CURRENT LIABILITIES
Bank overdraft	-	20
Accounts payable	3,076	2,073
Other payables	42,411	28,575
Income taxes payable	10,654	12,455
Total current liabilities	56,141	43,123
DEFFERRED INCOME TAXES	32,771	17,846
INTEREST BEARING LIABILITIES	3,586	-
TOTAL LIABILITIES	92,498	60,969
SHAREHOLDERS’ EQUITY
COMMON STOCK
Authorized: 83,333,333 with $0.001 par value;
Issued and outstanding shares - December: 50,483,228; June: 49,596,879	51	50
SPECIAL CONVERTIBLE PREFERRED STOCK
Authorized: 50,000,000 with $0.001 par value;
Issued and outstanding shares - December: 6,445,416; June: 7,315,099	6	7
B CLASS PREFERENCE SHARES
Authorized: 330,000,000 with $0.001 par value;
Issued and outstanding shares (net of shares held by the Company) - December:
47,492,563; June: 53,900,752	8	9
ADDITIONAL PAID-IN-CAPITAL	106,339	105,792
TREASURY SHARES ISSUED: December: 147,973; June: 147,973	(3,958)	(3,958)
ACCUMULATED OTHER COMPREHENSIVE INCOME	(3,786)	(9,763)
RETAINED EARNINGS	144,768	116,873
TOTAL SHAREHOLDERS’ EQUITY	243,428	209,010
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$335,926	$269,979
(A) – amounts derived from audited financial statements

NET 1 UEPS TECHNOLOGIES, INC.
Unaudited Condensed Consolidated Statements of Cash Flows

	Three months ended		Six months ended
	December 31,		December 31,
	2006	2005	2006	2005
	(In thousands)		(In thousands)

Cash flows from operating activities
Net income	$12,823	$13,932	$27,895	$27,111
Depreciation and amortization	2,813	1,365	5,760	2,903
Earnings from equity accounted investments	(185)	7	(255)	(283)
Fair value adjustment related to financial liabilities	153	3	153	6
Fair value of FAS 133 derivative adjustments	75	(94)	77	53
(Profit) Loss on disposal of property, plant and equipment	(33)	2	(67)	9
Minority interest	-	-	205	-
Stock compensation charge	524	-	496	-
Decrease(Increase) in accounts receivable, pre-funded social
welfare grants receivable and finance loans receivable	6,477	23,847	(2,552)	16,194
Decrease in deferred expenditure on smart cards	151	641	194	1,660
Increase in inventory	(174)	(1,333)	(2,753)	(1,270)
Decrease in accounts payable and other payables	(3,655)	(6,363)	(10,946)	(3,237)
Decrease in taxes payable	(512)	(1,599)	(3,378)	(5,186)
(Decrease) Increase in deferred taxes	(1,947)	2,593	153	4,264
Net cash provided by operating activities	16,510	33,001	14,982	42,224

Cash flows from investing activities
Capital expenditures	(860)	(346)	(1,703)	(888)
Proceeds from disposal of property, plant and equipment	28	80	146	84
Acquisition of Prism Holdings Limited, net of cash acquired	(224)	-	(82,330)	-
Acquisition of equity interest in and advance of loans to equity
accounted investment	-	-	-	(1,851)
Net cash used in investing activities	(1,056)	(266)	(83,887)	(2,655)

Cash flows from financing activities
Proceeds from issue of share capital, net of share issue
expenses	-	-	50	32,219
Proceeds from bank overdrafts	43,410	-	61,583	-
Repayment of bank overdraft	(45,216)	-	(62,272)	-
Proceeds from interest bearing liabilities	3,513	-	3,513	-
Net cash provided by financing activities	1,707	-	2,874	32,219

Effect of exchange rate changes on cash	8,608	(1,034)	4,198	4,365

Net increase (decrease) in cash and cash equivalents	25,769	31,701	(61,833)	76,153

Cash and cash equivalents – beginning of period	102,133	152,201	189,735	107,749

Cash and cash equivalents – end of period	$127,902	$183,902	$127,902	$183,902

Net 1 UEPS Technologies, Inc.
Attachment A

Key metrics and statistics at and for the three months ended December 31, 2006 and 2005:

Three months ended December 31, 2006 and 2005

					Three
					months
	Three months ended				ended	Year ended
	December 31,		Change		Sep 30,	June 30,
				Constant
	2006	2005		Exchange	2006	2006
	US$	US$	Actual	Rate (1)	US$	US$
Key statement of operations data, in
’000, except EPS
Revenue	$49,571	$47,429	5%	16%	$52,926	$196,098
Operating income	20,142	21,173	(5)%	6%	23,175	89,613
Income tax expense	8,690	8,577	1%	13%	8,840	36,653
Net income	$12,823	$13,932	(8)%	2%	$15,072	$59,232

Earnings per share,
Basic (cents)	22.5	24.6	(9)%	2%	26.5	105.8
Diluted (cents)	22.3	24.2	(8)%	3%	26.2	103.3

Fundamental earnings per share,
Basic (cents)	27.0	24.6	10%	22%	28.1	105.8

Key segmental data, in ’000, except
margins
Revenue:
Transaction-based activities	$29,973	$27,255	10%	22%	$32,237	$117,186
Smart card accounts	8,487	8,744	(3)%	8%	8,580	36,220
Financial services	2,793	3,982	(30)%	(22)%	2,985	16,129
Hardware, software and related
technology sales	8,318	7,448	12%	24%	9,124	26,563
Total consolidated revenue	$49,571	$47,429	5%	16%	$52,926	$196,098

Consolidated operating income (loss):
Transaction-based activities	$17,502	$13,517	29%	44%	$18,428	60,653
Smart card accounts	3,858	3,974	(3)%	8%	3,900	16,464
Financial services	768	1,828	(58)%	(53)%	1,060	6,929
Hardware, software and related
technology sales	581	3,874	(85)%	(83)%	1,049	16,721
Corporate/ Eliminations	(2,567)	(2,020)	27%	41%	(1,262)	(11,154)
Total operating income	$20,142	$21,173	(5)%	6%	$23,175	$89,613

Operating income margin (%)
Transaction-based activities	58%	50%			57%	52%
Smart card accounts	45%	45%			45%	45%
Financial services	27%	46%			36%	43%
Hardware, software and related
technology sales	7%	52%			11%	63%
Overall operating margin	41%	45%			44%	46%

	Dec 31,	Jun 30,
	2006	2006
Key balance sheet data, in ’000
Cash and cash equivalents	$127,902	$189,735	(33)%
Total current assets	200,154	240,718	(17)%
Total assets	335,926	269,979	24%
Total current liabilities	56,141	43,123	30%
Total shareholders’ equity	$243,428	$209,010	16%

(1) – This information shows what the change in these items would have been if the USD/ ZAR exchange rate that prevailed during the second quarter of fiscal 2007 also prevailed during the second quarter of fiscal 2006.

Three months ended December 31, 2006 and 2005 (continued)

				Three
				months
	Three months ended			ended	Year ended
	December 31,		Change	Sep 30,	June 30,
	2006	2005		2006	2006

Additional information:
Transaction-based activities:
Total number of grants paid:
KwaZulu-Natal	5,022,500	4,444,129	13%	4,915,405	18,117,676
Limpopo	2,905,861	2,753,537	6%	2,892,620	11,154,040
North West	827,058	787,009	5%	820,955	3,181,242
Northern Cape	416,702	396,750	5%	413,243	1,585,846
Eastern Cape	2,144,919	2,034,904	5%	2,127,992	8,204,977
	11,317,040	10,416,329	9%	11,170,215	42,243,781

Average revenue per grant paid:	ZAR	ZAR		ZAR	ZAR
KwaZulu-Natal	20.18	20.67	(2)%	20.35	20.14
Limpopo	15.98	15.59	3%	16.00	15.59
North West	19.71	17.21	15%	17.94	18.10
Northern Cape	18.67	18.89	(1)%	18.69	19.30
Eastern Cape	11.81	12.07	(2)%	11.86	12.04

UEPS merchant acquiring system:
Terminals installed at period end	4,145	3,929	5%	4,169	4,038
Number of participating retail
locations at period end	2,443	2,366	3%	2,468	2,381
Value of transactions processed
through POS devices during the
quarter (in $ ’000)	185,190	118,396	56%	202,299	189,649
Value of transactions processed
through POS devices during the
completed pay cycles for the quarter
(in $ ’000)	188,074	127,765	47%	189,139	187,769
Average number of grants processed
per terminal during the quarter	671	379	77%	725	643
Average number of grants processed
per terminal during the completed pay
cycles for the quarter	683	470	45%	678	639

EasyPay transaction fees:
Number of transactions processed	117,626,419			100,831,659
Average fee per transaction (in ZAR)	0.21			0.21

Three months ended December 31, 2006 and 2005 (continued)

				Three
				months
	Three months ended			ended	Year ended
	December 31,		Change	Sep 30,	June 30,
	2006	2005		2006	2006
Smart card accounts:
Total number of smart card accounts	3,790,813	3,497,664	8%	3,738,975	3,653,696

Hardware, software and related
technology sales:
Ad hoc significant hardware sales
(US$ ’000)
Nedbank POS’s, pin pads, smart cards
and other hardware	-	3,400	nm	-	13,300
Smartswitch Namibia hardware and
software (before consolidation
adjustments)	-	1,500	nm	-	3,900
Smartswitch Botswana hardware and
software (before consolidation
adjustments)	-	-	nm	2,000	-

Financial services: (US$ ’000)
Traditional microlending:
Finance loans receivable – gross	7,399	8,318	(11)%	6,650	7,169
Allowance for doubtful finance loans
receivable	(4,232)	(3,672)	15%	(3,551)	(3,448)
Finance loans receivable – net	3,167	4,646	(32)%	3,099	3,721

UEPS-based lending:
Finance loans receivable –net and
gross (i.e., no provisions)	4,429	5,732	(23)%	2,899	2,992

Earnings (Loss) from equity accounted
investments: (US$ ’000)
SmartSwitch Namibia:
Equity owned	50%	50%		50%	50%

Beginning of period	(659)	-		(516)	-
Equity accounted (loss)(1)	(38)	-		(206)	(586)
Foreign currency adjustment	(67)	-		63	70
End of period of period	(764)	-		(659)	(516)

SmartSwitch Botswana:
Equity owned	50%	50%		50%	50%

Beginning of period	(495)	-		-	-
Equity accounted (loss) (1)	(35)	-		(520)	-
Foreign currency adjustment	(46)	-		25	-
End of period of period	(576)	-		(495)	-

nm – Statistic not meaningful (1) – includes the elimination of unrealized net income

Key metrics and statistics at and for the six months ended December 31, 2006 and 2005:

Six months ended December 31, 2006 and 2005

	Six months ended				Year ended
	December 31,		Change		June 30,
				Constant
	2006	2005		Exchange	2006
	US$	US$	Actual	Rate (1)	US$
Key statement of operations data, in
’000, except EPS
Revenue	$102,497	$93,316	10%	22%	$196,098
Operating income	43,317	41,570	4%	16%	89,613
Income tax expense	17,530	16,988	3%	15%	36,653
Net income	$27,895	$27,111	3%	14%	$59,232

Earnings per share,
Basic (cents)	49.0	48.1	2%	13%	105.8
Diluted (cents)	48.5	47.4	2%	14%	103.3

Fundamental earnings per share,
Basic (cents)	55.1	48.1	15%	27%	105.8

Key segmental data, in ’000, except
margins
Revenue:
Transaction-based activities	$62,210	$55,073	13%	25%	$117,186
Smart card accounts	17,067	17,296	(1)%	10%	36,220
Financial services	5,778	8,256	(30)%	-22%	16,129
Hardware, software and related
technology sales	17,442	12,691	37%	53%	26,563
Total consolidated revenue	$102,497	$93,316	10%	22%	$196,098

Consolidated operating income (loss):
Transaction-based activities	$35,930	$27,649	30%	44%	60,653
Smart card accounts	7,758	7,861	(1)%	10%	16,464
Financial services	1,828	3,672	(50)%	(45)%	6,929
Hardware, software and related
technology sales	1,630	7,941	(79)%	(77)%	16,721
Corporate/ Eliminations	(3,829)	(5,553)	(31)%	(23)%	(11,154)
Total operating income	$43,317	$41,570	4%	16%	$89,613

Operating income margin (%)
Transaction-based activities	58%	50%			52%
Smart card accounts	45%	45%			45%
Financial services	32%	44%			43%
Hardware, software and related
technology sales	9%	63%			63%
Overall operating margin	42%	45%			46%

	Dec 31,	Jun 30,
	2006	2006
Key balance sheet data, in ’000
Cash and cash equivalents	$127,902	$189,735	(33)%
Total current assets	200,154	240,718	(17)%
Total assets	335,926	269,979	24%
Total current liabilities	56,141	43,123	30%
Total shareholders’ equity	$243,428	$209,010	16%

(1) – This information shows what the change in these items would have been if the USD/ ZAR exchange rate that prevailed during the first half of fiscal 2007 also prevailed during the first half of fiscal 2006.

Six months ended December 31, 2006 and 2005 (continued)

	Six months ended			Year ended
	December 31,		Change	June 30,
	2006	2005		2006

Additional information:
Transaction-based activities:
Total number of grants paid:
KwaZulu-Natal	9,937,905	8,752,494	14%	18,117,676
Limpopo	5,798,481	5,447,705	6%	11,154,040
North West	1,648,013	1,563,972	5%	3,181,242
Northern Cape	829,945	786,325	6%	1,585,846
Eastern Cape	4,272,911	4,005,075	7%	8,204,977
	22,487,255	20,555,571	9%	42,243,781

Average revenue per grant paid:	ZAR	ZAR		ZAR
KwaZulu-Natal	20.29	19.95	2%	20.14
Limpopo	15.99	15.46	3%	15.59
North West	18.85	16.9	12%	18.10
Northern Cape	18.73	18.96	(1)%	19.30
Eastern Cape	11.83	12.13	(2)%	12.04

UEPS merchant acquiring system:
Terminals installed at period end	4,145	3,929	5%	4,038
Number of participating retail
locations at period end	2,443	2,366	3%	2,381
Value of transactions processed
through POS devices during the
quarter (in $ ’000)	185,190	118,396	56%	189,649
Value of transactions processed
through POS devices during the
completed pay cycles for the quarter
(in $ ’000)	188,074	127,765	47%	187,769
Average number of grants processed
per terminal during the quarter	671	379	77%	643
Average number of grants processed
per terminal during the completed pay
cycles for the quarter	683	470	45%	639

EasyPay transaction fees:
Number of transactions processed	218,458,078
Average fee per transaction (in ZAR)	0.21

Six months ended December 31, 2006 and 2005 (continued)

	Six months ended			Year ended
	December 31,		Change	June 30,
	2006	2005		2006
Smart card accounts:
Total number of smart card accounts	3,790,813	3,497,664	8%	3,653,696

Hardware, software and related
technology sales:
Ad hoc significant hardware sales
(US$ ’000)
Nedbank POS’s, pin pads, smart cards
and other hardware	-	5,600	nm	13,300
Smartswitch Namibia hardware and
software (before consolidation
adjustments)	-	2,700	nm	3,900
Smartswitch Botswana hardware and
software (before consolidation
adjustments)	2,000	-	nm	-

Financial services: (US$ ’000)
Traditional microlending:
Finance loans receivable – gross	7,399	8,318	(11)%	7,169
Allowance for doubtful finance loans
receivable	(4,232)	(3,672)	15%	(3,448)
Finance loans receivable – net	3,167	4,646	(32)%	3,721

UEPS-based lending:
Finance loans receivable –net and
gross (i.e., no provisions)	4,429	5,732	(23)%	2,992

Earnings (Loss) from equity accounted
investments: (US$ ’000)
SmartSwitch Namibia:
Equity owned	50%	50%		50%

Beginning of period	(516)	-		-
Equity accounted (loss)(1)	(244)	-		(586)
Foreign currency adjustment	(4)	-		70
End of period of period	(764)	-		(516)

SmartSwitch Botswana:
Equity owned	50%	50%		50%

Beginning of period	-	-		-
Equity accounted (loss) (1)	(555)	-		-
Foreign currency adjustment	(21)	-		-
End of period of period	(576)	-		-

nm – Statistic not meaningful
(1) – includes the elimination of unrealized net income

Net 1 UEPS Technologies, Inc.
Attachment B

Key metrics and statistics for the three months ended December 31, 2006 and 2005 excluding the results of Prism Holdings Limited:

Three months ended December 31, 2006 and 2005

					Three
					months
	Three months ended				ended	Year ended
	December 31,		Change		Sep 30,	June 30,
				Constant
	2006(1)	2005		Exchange	2006	2006
	US$	US$	Actual	Rate (2)	US$	US$
Key statement of operations data, in
’000, except EPS
Revenue	$40,435	$45,887	(12)%	(2)%	$45,126	$196,098
Operating income	19,431	20,397	(5)%	6%	24,017	89,613
Net income(3)	$12,802	$13,179	(3)%	8%	$16,295	$59,232

Earnings per share,
Basic(3)	22.50	24.6	(9)%	2%	28.6	105.8

Key segmental data, in’000, except
margins
Revenue:
Transaction-based activities	$26,506	$27,818	(5)%	6%	$29,214	$117,186
Smart card accounts	8,487	8,552	(1)%	10%	8,580	36,220
Financial services	2,793	4,274	(35)%	(27)%	2,985	16,129
Hardware, software and related
technology sales	2,649	5,243	(49)%	(44)%	4,347	26,563
Total consolidated revenue	$40,435	$45,887	(12)%	(2)%	$45,126	$196,098

Consolidated operating income (loss):
Transaction-based activities	$16,153	$14,132	14%	27%	$17,629	60,653
Smart card accounts	3,858	3,887	(1)%	10%	3,901	16,464
Financial services	768	1,844	(58)%	(54)%	1,060	6,929
Hardware, software and related
technology sales	902	4,067	(78)%	(75)%	2,387	16,721
Corporate/ Eliminations	(2,250)	(3,533)	(36)%	(29)%	(960)	(11,154)
Total operating income	$19,431	$20,397	(5)%	6%	$24,017	$89,613

Operating income margin (%)
Transaction-based activities	61%	51%			60%	52%
Smart card accounts	45%	45%			45%	45%
Financial services	27%	43%			36%	43%
Hardware, software and related	34%	78%
technology sales					55%	63%
Overall operating margin	48%	44%			53%	46%

(1) – Amounts and percentages in this column exclude the consolidated results of Prism Holdings Limited.

(2) – This information shows what the change in these items would have been if the USD/ ZAR exchange rate that prevailed during the second quarter of fiscal 2007 also prevailed during the second quarter of fiscal 2006.

Three months ended December 31, 2006 and 2005 (continued)

(3) – Net income and earnings per share – basic for the three months ended December 31, 2006 are non-GAAP measures as they exclude the results of Prism for the three months ended December 31, 2006, the expense related to the amortization of intangible assets acquired in the Prism acquisition and the stock-based compensation charge related to options granted to Prism employees. Accordingly, Prism’s net income of $1,183, or 2.0 cents is required to be added to the non-GAAP net income and earnings per shares – basic measures and the amortization expense of $858, or 1.5 cents, and the stock-based compensation charge of $304, or 0.5 cents, must be subtracted from the non-GAAP net income and earnings per share - basic measures provided in order to arrive at GAAP net income of $12,823, or 22.5 cents.

The Company believes it meaningful to present this information until the Prism integration is complete and the Company’s shareholders are able to better understand the implications of the Prism acquisition on the Company’s results.

Key metrics and statistics for the six months ended December 31, 2006 and 2005 excluding the results of Prism Holdings Limited:

Six months ended December 31, 2006 and 2005

	Six months ended				Year ended
	December 31,		Change		June 30,
				Constant
	2006(1)	2005		Exchange	2006
	US$	US$	Actual	Rate (2)	US$
Key statement of operations data, in
’000, except EPS
Revenue	$85,561	$93,316	(8)%	2%	$196,098
Operating income	43,570	41,570	5%	16%	89,613
Net income(3)	$29,219	$27,111	8%	20%	$59,232

Earnings per share,
Basic(3)	51.3	48.1	7%	18%	105.8

Key segmental data, in’000, except
margins
Revenue:
Transaction-based activities	$55,720	$55,073	1%	12%	$117,186
Smart card accounts	17,067	17,296	(1)%	10%	36,220
Financial services	5,778	8,256	(30)%	(22)%	16,129
Hardware, software and related
technology sales	6,996	12,691	(45)%	(39)%	26,563
Total consolidated revenue	$85,561	$93,316	(8)%	2%	$196,098

Consolidated operating income (loss):
Transaction-based activities	$33,782	$27,649	22%	36%	60,653
Smart card accounts	7,759	7,861	(1)%	10%	16,464
Financial services	1,828	3,672	(50)%	(45)%	6,929
Hardware, software and related
technology sales	3,289	7,941	(59)%	(54)%	16,721
Corporate/ Eliminations	(3,088)	(5,553)	(44)%	(38)%	(11,154)
Total operating income	$43,570	$41,570	5%	16%	$89,613

Operating income margin (%)
Transaction-based activities	61%	50%			52%
Smart card accounts	45%	45%			45%
Financial services	32%	44%			43%
Hardware, software and related	47%	63%			63%
technology sales
Overall operating margin	51%	45%			46%

(1) – Amounts and percentages in this column exclude the consolidated results of Prism Holdings Limited.

(2) – This information shows what the change in these items would have been if the USD/ ZAR exchange rate that prevailed during the first half of fiscal 2007 also prevailed during the first half of fiscal 2006.

Six months ended December 31, 2006 and 2005 (continued)

(3) – Net income and earnings per share – basic for the six months ended December 31, 2006 are non-GAAP measures as they exclude the results of Prism for the six months ended December 31, 2006, the expense related to the amortization of intangible assets acquired in the Prism acquisition and the stock-based compensation charge related to options granted to Prism employees. Accordingly, Prism’s net income of $761, or 1.3 cents is required to be added to the non-GAAP net income and earnings per shares – basic measures and the amortization expense of $1,659, or 2.9 cents, and the stock-based compensation charge of $426, or 0.7 cents, must be subtracted from the non-GAAP net income and earnings per share - basic measures provided in order to arrive at GAAP net income of $27,895, or 49.0 cents.

The Company believes it meaningful to present this information until the Prism integration is complete and the Company’s shareholders are able to better understand the implications of the Prism acquisition on the Company’s results.

Net 1 UEPS Technologies, Inc.
Attachment C

Reconciliation of GAAP results to fundamental results:

Three months ended December 31, 2006 and 2005

	Three months ended December 31,
				Expenses
		Amortization		associated
		of Prism and		with
		EasyPay	Stock-	acquisition	2006
	2006	intangible	based	not	Funda-	2005
	GAAP	assets(1)	charge(2)	pursued(3)	mental	GAAP

Net income (US$’000)	12,823	858	524	1,188	15,393	13,932
Earnings per share, basic (US$ cents)	22.5				27.0	24.6

Net income (ZAR’000)	93,852	6,280	3,835	8,696	112,663	91,649
Earnings per share, basic (ZAR cents)	164.9				197.9	161.8

(1) Amortization of Prism and EasyPay Intangibles, net of deferred tax benefit:

	$ ’000	ZAR ’000
Customer relationships	359	2,630
Software and unpatented technology .	93	679
Trademarks	908	6,642
Deferred tax benefit	(502)	(3,671)
	858	6,280

(2) Includes stock-based compensation charge related to options granted to employees of Prism and under the Net 1 UEPS Technologies, Inc. 2004 Stock Incentive Plan.

(3) Represents expenses associated with a potential acquisition that Net1 ultimately decided not to pursue during the three months ended December 31, 2006.

Six months ended December 31, 2006 and 2005

	Six months ended December 31,
				Expenses
		Amortization		associated
		of Prism and		with
		EasyPay	Stock-	acquisition	2006
	2006	intangible	based	not	Funda-	2005
	GAAP	assets(1)	charge(2)	pursued(3)	mental	GAAP

Net income (US$’000)	27,895	1,659	646	1,188	31,388	27,111
Earnings per share, basic (US$ cents)	49.0				55.1	48.1

Net income (ZAR’000)	202,654	12,044	4,690	8,625	228,013	177,313
Earnings per share, basic (ZAR cents)	356.0				400.5	314.6

(1) Amortization of Prism and EasyPay Intangibles, net of deferred tax benefit:

	$ ’000	ZAR ’000
Customer relationships	658	4,780
Software and unpatented technology .	178	1,294
Trademarks	1,792	13,018
Deferred tax benefit	(969)	(7,043)
	1,659	12,049

(2) Includes stock-based compensation charge related to options granted to employees of Prism and under the Net 1 UEPS Technologies, Inc. 2004 Stock Incentive Plan.

(3) Represents expenses associated with a potential acquisition that Net1 ultimately decided not to pursue during the three months ended December 31, 2006.